Write -down and loss on sale of vessels	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Gain on Sale and Write-down of Assets
15. Gain on Sale and Write-down of Assets
During the year ended December 31, 2024, Teekay Tankers completed the sale of two Aframax / LR2 tankers and one Suezmax tanker for a total price of $88.3 million with a gain on sale of $39.5 million.

During the year ended December 31, 2023, Teekay Tankers completed the sale of one Aframax / LR2 tanker for $23.0 million with a gain on sale of $10.4 million.

During the year ended December 31, 2022, Teekay Parent completed the sale of the Sevan Hummingbird FPSO for a net price of $13.0 million. The FPSO unit's book value had previously been written down to $nil.

During the year ended December 31, 2022, Teekay Tankers completed the sales of three Aframax / LR2 tankers and one Suezmax tanker for a total price of $68.4 million, with an aggregate gain on sales of $9.4 million. During the year ended December 31, 2022, the previous write-down of $0.6 million for one of these vessels was reversed to reflect its agreed sales price.

During the years ended December 31, 2024, and 2022, Teekay Tankers recorded write-downs of $1.4 million and $1.1 million, respectively, on its operating lease right-of-use assets, which were written-down to their estimated fair values based on prevailing charter rates for comparable periods, due to a reduction in these charter rates.